CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO SECTION 906 OF
THE SARBANES-OXLEY ACT OF 2002

In connection with this Quarterly Report of Next 1 Interactive, Inc. (the “Company”), on Form 10-Q for the period ended August 31, 2013, as filed with the U.S. Securities and Exchange Commission on the date hereof, I, William Kerby, Principal Executive Officer of the Company, certify to the best of my knowledge, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that:

(1) Such Quarterly Report on Form 10-Q for the period ended August 31, 2013, fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in such Quarterly Report on Form 10-Q for the period ended August 31, 2013, fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 21, 2013	By:	/s/ William Kerby
William Kerby
Principal Executive Officer
Next 1 Interactive, Inc.